UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 1, 2003

                                BCB Bancorp, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           New Jersey                  0-                       26-0065262
-----------------------------    ---------------------       -----------------
(State or Other Jurisdiction)    (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


860 Broadway, Bayonne, New Jersey                                     07002
----------------------------------                                    -----
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code: (201) 823-0700



                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant

     After the close of business on April 30, 2003, BCB Bancorp, Inc., a New Jersey corporation (the "Company") became a bank holding company in accordance with the terms of an Agreement and Plan of Acquisition, dated September 12, 2002 (the "Agreement"), by and between Bayonne Community Bank, a New Jersey commercial bank (the "Bank"), and the Company. Pursuant to the Agreement and N.J.S.A. 17:19A-355, the Company was organized as a wholly owned subsidiary of the Bank and by operation of law the outstanding shares of common stock, par value $5.00 per share, of the Bank became, on a one-for-one basis, common stock, no par value, of the Company. The common stock of the Company held by the Bank was canceled. Accordingly, the Bank became a wholly owned subsidiary of the Company and the shareholders of the Bank.

     The common stock of the Bank was previously registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with the Federal Deposit Insurance Corporation. Pursuant to Rule 12(g)(3) promulgated under the Exchange Act, the Company's common stock is deemed automatically registered under the Exchange Act. In addition, the common stock of the Company has been substituted for the common stock of the Bank on the Nasdaq Electronic Buuletin Board and will trade under the new symbol "BCBP."

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits

     The Index of Exhibits immediately precedes the attached exhibits.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           BCB BANCORP, INC.


Date: May 1, 2003                   By: /s/ Donald Mindiak
                                           ----------------------------
                                           Donald Mindiak
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

         Exhibit 2         Plan of Acquisition

         Exhibit 3.1       Certificate of Incorporation of BCB Bancorp, Inc.

         Exhibit 3.2       Bylaws of BCB Bancorp, Inc.

         Exhibit 4         Form of Common Stock Certificate

                                                                       Exhibit 2

   PLAN OF ACQUISITION
                         OF ALL THE OUTSTANDING STOCK OF
                             BAYONNE COMMUNITY BANK
                                       BY
                                BCB BANCORP, INC.

     The PLAN OF ACQUISITION (the "Plan") is entered into as of September 12, 2002 by BAYONNE COMMUNITY BANK, a commercial bank organized under the laws of the State of New Jersey, with its principal office at 860 Broadway, Bayonne, New Jersey 07002 (the "Bank") and BCB BANCORP, INC., a corporation in formation and to be organized under the laws of the State of New Jersey with its principal office at 860 Broadway, Bayonne, New Jersey 07002 (the "Holding Company").

     WHEREAS, the Bank is desirous of forming a bank holding company because it believes that a holding company will provide it with future flexibility in undertaking the Bank's current activities and future new activities; and

     WHEREAS, the Board of Directors of the Bank has determined that the formation of a holding company is in the best interest of the Bank's stockholders; and

     WHEREAS, the Holding Company is to be formed as a New Jersey Business Corporation Act on behalf of the Bank at the direction of the Board of Directors of the Bank; and

     WHEREAS, N.J.S.A. 17:19A-355 et seq. authorizes a New Jersey corporation and a state-chartered bank to enter into a plan of acquisition to exchange shares in the Bank for shares in the Holding Company, to submit the plan to the New Jersey Department of Banking for approval and implement the plan if it is approved by the Bank's stockholders, subject to the right of the Bank's stockholders to dissent and receive the fair value of their shares; and

     WHEREAS, the Board of Directors of each of the Bank and the Holding Company has adopted this Plan pursuant to the provisions of N.J.S.A. 17:9A-357.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

               PLAN OF ACQUISITION REQUIRED BY SECTION 17:9A-357.

     1.1. Name and Address of Acquiring Corporation. The name and address of the acquiring corporation is BCB Bancorp, Inc., 860 Broadway, Bayonne, New Jersey 07002.

     1.2. Name and Address of Participating Bank. The name and address of the participating bank is: Bayonne Community Bank, 860 Broadway, Bayonne, New Jersey 07002.

     1.3. Names and Addresses of Directors. The names and addresses of the members of the Board of Directors of the Holding Company are:

Name                            Address
-------------                   ------------------
Robert Ballance                 76 West 8th Street, Bayonne, New Jersey 07002
Judith Q. Bielan                21 Trask Avenue, Bayonne, New Jersey 07002
Joseph Brogan                   300 3rd Avenue, Belmar, New Jersey 07719
James E. Collins                61 West 3rd Street, Bayonne, New Jersey 07002
Thomas Coughlin                 27 Willow Way, Berkley Heights, New Jersey 07922
Donald Cymbor                   86 West 14th Street, Bayonne, New Jersey 07002
Robert Doria                    30 West 13th Street, Bayonne, New Jersey 07002
Phyllis Garelick                31 Parkview Terrace, Bayonne, New Jersey 07002
Mark Hogan                      4 Harvest Lane, Tinton Falls, New Jersey 07725
John Hughes                     870 Avenue C., Bayonne, New Jersey 07002
Joseph Lyga                     78 West 14th Street, Bayonne, New Jersey 07002
H. Mickey McCabe                14 East 41st Street, Bayonne, New Jersey 07002
Dr. Gary Maita                  208 Avenue A., Bayonne, New Jersey 07002
Donald Mindiak                  209 Martool Drive, Woodbridge, New Jersey 07095
Alexander Pasiechnik            22 East 18th Street, Bayonne, New Jersey 07002
Dr. August Pellegrini           942 Avenue C., Bayonne, New Jersey 07002
Kenneth Poesl                   18 Wesley Court, Bayonne, New Jersey 07002
Joseph Tagliareni               1023 Broadway, Bayonne, New Jersey 07002

     1.4. Shares of Other Banks Owned by the Holding Company. The Holding Company does not own any shares of capital stock of any other bank.

     1.5. Term and Conditions of Acquisition. The terms and conditions of the acquisition are the terms set forth in Articles II, III, V and VI hereof.

     1.6.  Effective Time. The effective time shall be the time determined under
Article VII hereof.

     1.7. Other Provisions. There are no other provisions of the Plan except as set forth herein.


                                   ARTICLE II

                                 CAPITALIZATION

     2.1. Capitalization of the Holding Company. The Holding Company is authorized to issue 10,000,000 shares of capital stock without nominal or par value ("Holding Company Stock"). The Holding Company shall not issue any of shares of Holding Company Stock prior to the Effective Time (as defined in Article VII herein), with the exception of 100 shares of Holding Company Stock issued to the Bank as trustee for the holders of outstanding shares of Bank Stock, which shares of Holding Company Stock shall be redeemed by the Holding Company immediately on the Effective Time.

     2.2. Capitalization of the Bank. The Bank is authorized to issue 10,000,000 shares of common stock, par value $5.00 per share ("Bank Stock"), of which 1,898,057 shares are presently issued and outstanding. As of the date of this Plan, there were 127,988 shares of Bank Stock issuable upon the exercise of outstanding options ("Stock Options") granted to directors, officers or employees of the Bank. Other than the Stock Options, there are no securities of the Bank issued and outstanding which are convertible into share of Bank Stock.

                                  ARTICLE III

                              TERMS OF ACQUISITION

     3.1. Exchange Effective Immediately. At the Effective Time, the Holding Company shall become the owner for all purposes of all outstanding shares of Bank Stock (subject to the provisions of Article IV hereof relating to dissenting stockholders), with full and exclusive power to vote the same, to receive all dividends thereon and to exercise all other rights of record and beneficial ownership thereof.

     3.2. Bank Stock. At the Effective Time, each holder of one or more shares of Bank Stock shall become the owner of one share of Holding Company Stock for each share of Bank Stock then held by such stockholder, with full and exclusive power to vote the same, to receive all dividends thereon and to exercise all of the rights of a record and beneficial owner thereof; provided, however, that each dissenting stockholder who complies with the requirements of N.J.S.A. 17:9A-360 et seq. shall have only the rights accorded dissenting stockholders and such dissenting stockholder's certificates shall not be deemed to represent shares of either Holding Company Stock or Bank Stock. All shares of Bank Stock issued and outstanding immediately prior to the Effective Time shall continue as issued and outstanding shares immediately subsequent to the Effective Time, but the ownership of all such shares shall vest at the Effective Time in the Holding Company, in accordance with Section 3.1 hereof (subject to the rights of dissenting stockholders as provided in Article IV hereof). The certificates that evidenced shares of Bank Stock prior to the Effective Time shall, after the Effective Time, evidence only: (a) in the case of certificates held by a non-dissenting stockholder, ownership of a like number of shares of Holding Company Stock as the number of shares of Bank Stock stated on the certificates; and (b) in the case of certificates held by a dissenting stockholder, the right to dissent from the Plan by complying with all of the requirements set forth in N.J.S.A. 17:9A-360 et seq., and after the Effective Time no holder of any certificate that evidenced shares of Bank Stock prior to the Effective Time shall be entitled to vote any Bank Stock, to receive dividends thereon or to exercise any other rights of a record or beneficial owner of Bank Stock.

     3.3. Stock Options. At the Effective Time all outstanding Stock Options shall automatically be converted to and be deemed options granted by the Holding Company to acquire a like number of shares of Holding Company Stock, and by approval of this Plan, the Board of Directors of the Holding Company is deemed to have reserved such number of shares of authorized Holding Company Stock for issuance upon exercise of such options.

     3.4. Meeting of the Bank's Stockholders. This Plan shall be submitted to the stockholders of the Bank at a meeting called and held in accordance with applicable provisions of law.

     3.5. Exchange Procedures. At the Effective Time, the Bank shall issue certificates for Bank Stock and deliver or cause to be delivered to the Holding Company or its nominee a certificate or certificates evidencing all of the outstanding shares of Bank Stock, and the Holding Company shall make arrangements, as authorized by its Board of Directors, whereby non-dissenting stockholders may exchange certificates held by them bearing the name of the Bank (but evidencing shares of Holding Company Stock) for certificates bearing the name of the Holding Company (and evidencing a like number of shares of Holding Company Stock). Notwithstanding the time of surrender of Bank share certificates, non-dissenting stockholders shall be deemed stockholders of the Holding Company for all purpose from the Effective Time, except that the Holding Company shall withhold the payment of dividends from any non-dissenting stockholder until such stockholder effects the exchange of certificates for Holding Company Stock. Such stockholder shall receive withheld dividends, without interest, upon effecting the exchange of certificates.

                                   ARTICLE IV

                             DISSENTING STOCKHOLDERS

     Any stockholder of the Bank who desires to dissent from the acquisition shall have the right to dissent from the Plan by complying with all of the requirements set forth in N.J.S.A. 17:9A-360 et seq., and, if the Plan is consummated, shall be entitled to be paid the fair value of his or her shares in accordance with those provisions.

                                   ARTICLE V

                   CONDITIONS FOR CONSUMMATION OF THE PLAN AND
            RIGHT OF THE BANK TO TERMINATE PLAN PRIOR TO CONSUMMATION

     5.1. Conditions for Consummation. Consummation of the Plan is conditioned upon the following:

     (a) Approval of the Plan by the Commissioner of Banking and Insurance of the State of New Jersey pursuant to N.J.S.A. 17:9A-358;

     (b) Approval of the Plan by the holders of two-thirds (2/3) or more of the issued and outstanding Bank Stock;

     (c) The Board of Governors of the Federal Reserve System approval of the acquisition pursuant to Section 3(a)(1) of the Bank Holding Company Act of 1956, as amended;

     (d) Receipt or obtaining by the Bank and the Holding Company of all other consents, permissions and approvals required by law or agreement to be received or obtained by the Bank or the Holding Company prior to consummation of the acquisition provided for herein and the expiration of all statutory waiting periods in respect thereof.

     (e) The Board of Directors of the Bank not terminating the Plan prior to the Effective Time as permitted by Section 5.2 herein.

     5.2. Right of Bank to Terminate Plan Prior to the Effective Time. At any time prior to the Effective Time, the Board of Directors of the Bank may terminate the Plan if in the judgment of the Board of Directors the consummation of the Plan is inadvisable for any reason. To terminate the Plan the Bank's Board of Directors shall adopt a resolution terminating the Plan and, if notice of a stockholders meeting has been given, promptly give written notice that the Plan has been terminated to the stockholders of the Bank. Upon the adoption of the Board resolution, the Plan shall be of no further force or effect and the Bank and the Holding Company shall not be liable to each other, to any stockholder of the Bank or to any other person by reason of the Plan or the termination thereof. Without limiting the reasons for which the Bank's Board may terminate the Plan, the Board may terminate the Plan if:

     (a) The number of stockholders dissenting from the Plan and demanding payment of the fair value of their shares would in the judgment of the Board render the Plan inadvisable; or

     (b) The Bank or Holding Company fails to receive, or fails to receive in form and substance satisfactory to the Bank or Holding Company, any consents, permissions and approvals required by law or agreement to be received or obtained by the Bank or the Holding Company prior to consummation of the acquisition provided for herein.


                                   ARTICLE VI

                                    EXPENSES

     The Bank shall bear all of the expenses incurred by the Bank and by the Holding Company in connection with the Plan. Without limiting the foregoing, the Bank shall bear and pay all attorneys, accountants, and printing fees and all licensing fees incurred in connection with this Plan and the formation of the Holding Company.

                                  ARTICLE VII

                                 EFFECTIVE TIME

     The Plan shall become effective at such time selected by the mutual agreement in writing of the parties hereto (the "Effective Time"). The Effective Time shall be within a reasonable period after the conditions set forth in
Section 5.1 have been complied with and the Bank has received any consents, permissions or approvals without which it might terminate the plan under Section
5.2. On or prior to the agreed upon Effective Time, the Plan shall be filed with the New Jersey Department of Banking together with a writing specifying the Effective Time and a certification by the president or a vice-president of the Bank and that the Bank's stockholders have approved the Plan.
                                       5

     IN WITNESS WHEREOF, The Boards of Directors of BCB Bancorp, Inc. and Bayonne Community Bank have authorized the execution of this Plan and caused this Plan to be executed as of this date first written above.

ATTEST:                                     BAYONNE COMMUNITY BANK



/s/ Donald S. Cymbor                         By:  /s/ Donald Mindiak
---------------------------                       ------------------------
Donald S. Cymbor, Secretary                       Donald Mindiak, President


ATTEST:                                     BCB BANCORP, INC.



/s/ Donald S. Cymbor                         By:   /s/ Donald Mindiak
---------------------------                       ------------------------
Donald S. Cymbor, Secretary                       Donald Mindiak, President

                                                                     Exhibit 3.1

                          CERTIFICATE OF INCORPORATION
                                       OF
                                BCB BANCORP, INC.

     THIS IS TO CERTIFY THAT, there is hereby organized a corporation under and by virtue of N.J.S. 14A:1-1 et seq., the "New Jersey Business Corporation Act."

                                    ARTICLE I
                                 Corporate Name

         The name of the Corporation shall be BCB Bancorp, Inc.

                                   ARTICLE II
                     Registered Office and Registered Agent

         The address of the Corporation's registered office is:

                           BCB Bancorp, Inc.
                           860 Broadway
                           Bayonne, New Jersey 07002

         The name of the registered agent at that address is:

                           Donald Mindiak
                           President and Chief Executive Officer

                                   ARTICLE III
               Initial Board of Directors and Number of Directors

     The number of directors shall be governed by the By-laws of the Corporation. The number of directors constituting the initial Board of Directors shall be eighteen (18). The names and addresses of the initial Board of Directors are as follows:

        Name                             Address
        ----                           -----------
Robert Ballance                76 West 8th Street, Bayonne, New Jersey 07002
Judith Q. Bielan               21 Trask Avenue, Bayonne, New Jersey 07002
Joseph Brogan                  300 3rd Avenue, Belmar, New Jersey 07719
James E. Collins               61 West 3rd Street, Bayonne, New Jersey 07002
Thomas Coughlin                27 Willow Way, Berkley Heights, New Jersey 07922
Donald Cymbor                  86 West 14th Street, Bayonne, New Jersey 07002
Robert G. Doria                30 West 13th Street, Bayonne, New Jersey 07002
Phyllis Garelick               31 Parkview Terrace, Bayonne, New Jersey 07002
Mark Hogan                     4 Harvest Lane, Tinton Falls, New Jersey 07725
John Hughes                    870 Avenue C., Bayonne, New Jersey 07002
Joseph Lyga                    78 West 14th Street, Bayonne, New Jersey 07002
H. Mickey McCabe               14 East 41st Street, Bayonne, New Jersey 07002
Dr. Gary Maita                 208 Avenue A., Bayonne, New Jersey 07002
Donald Mindiak                 209 Martool Drive, Woodbridge, New Jersey 07095
Alexander Pasiechnik           22 East 18th Street, Bayonne, New Jersey 07002
Dr. August Pellegrini          942 Avenue C., Bayonne, New Jersey 07002
Kenneth Poesl                  18 Wesley Court, Bayonne, New Jersey 07002
Joseph Tagliareni              14 West 13th Street, Bayonne, New Jersey 07002

                                   ARTICLE IV
                                Corporate Purpose

     The purpose for which the Corporation is organized is to engage in any activities for which corporations may be organized under the New Jersey Business Corporation Act.

                                    ARTICLE V
                                  Capital Stock

     The Corporation is authorized to issue 10,000,000 shares of common stock, without par value.

                                   ARTICLE VI
                             Limitation of Liability

     Subject to the following, a director or officer of the Corporation shall not be personally liable to the Corporation or its shareholders for damages for breach of any duty owed to the Corporation or its shareholders. The preceding sentence shall not relieve a director or officer from liability for any breach of duty based upon an act or omission (i) in breach of such person's duty of loyalty to the Corporation or its shareholders, (ii) not in good faith or involving a knowing violation of law, or (iii) resulting in receipt by such person of an improper personal benefit. If the New Jersey Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer or both of the Corporation shall be eliminated or limited to the fullest extent permitted by the New Jersey Business Corporation Act as so amended. Any amendment to this Certificate of Incorporation, or change in law which authorizes this paragraph shall not adversely affect any then existing right or protection of a director or officer of the Corporation.

                                   ARTICLE VII
                                 Indemnification

     The  Corporation  shall  indemnify its officers,  directors,  employees and agents and former officers, directors, employees and agents, and any other persons serving at the request of the Corporation as an officer, director, employee or agent of another corporation, association, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees, judgments, fines and amounts paid in settlement) incurred in connection with any pending or threatened action, suit, or proceeding, whether civil, criminal, administrative or investigative, with respect to which such officer, director, employee, agent or other person is party, or is threatened to be made a party, to the full extent permitted by the New Jersey Business Corporation Act. The indemnification provided herein (i) shall not be deemed exclusive of any other right to which any person seeking indemnification may be entitled under any by-law, agreement, or vote of shareholders of disinterested directors or otherwise, both as to action in his or her official capacity and as to action in any other capacity, and (ii) shall insure to the benefit of the heirs, executors, and the administrators of any such person. The Corporation shall have the power, but shall not be obligated, to purchase and maintain insurance on behalf of any person or persons enumerated above against any liability asserted against or incurred by them or any of them arising out of their status as corporate directors, officers, employees, or agents whether or not the Corporation would have the power to indemnify them against such liability under the provisions of this article.

     The Corporation shall, from time to time, reimburse or advance to any person referred to in this article the funds necessary for payment of expenses, including attorneys' fees, incurred in connection with any action, suit or proceeding referred to in this article, upon receipt of a written undertaking by or on behalf of such person to repay such amount(s) if a judgment or other final adjudication adverse to the director or officer establishes that the director's or officer's acts or omissions (i) constitute a breach of the director's or officer's duty of loyalty to the corporation or its shareholders, (ii) were not in good faith, (iii) involved a knowing violation of law, (iv) resulted in the director or officer receiving an improper personal benefit, or (v) were otherwise of such a character that New Jersey law would require that such amount(s) be repaid.

                                  ARTICLE VIII
                        Name and Address of Incorporator

         The name and address of the incorporator is:

                           Alan Schick, Esq.
                           Luse Gorman Pomerenk & Schick, P.C.
                           5335 Wisconsin Avenue, N.W., Suite 400
                           Washington, DC 20015


     IN WITNESS WHEREOF, I, the incorporator of the above named Corporation, being over eighteen years of age, have signed this Certificate of Incorporation on the 3rd day of February, 2003.

                                          /s/ Alan Schick
                                          --------------------------------
                                           Alan Schick, Esq.

                                                                     Exhibit 3.2


                                     BY-LAWS
                                       OF
                                BCB BANCORP, INC.

            Section 1. LAW, CERTIFICATE OF INCORPORATION AND BY-LAWS

     1.1. These by-laws are subject to the certificate of incorporation of the corporation. In these by-laws, references to law, the certificate of incorporation and by-laws mean the law, the provisions of the certificate of incorporation and the by-laws as from time to time in effect.

                             Section 2. SHAREHOLDERS

     2.1. Annual Meeting. The annual meeting of shareholders at such date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which time the shareholders shall elect a board of directors and transact such other business as may be required by law or these by-laws or as may properly come before the meeting.

     2.2. Special Meetings. A special meeting of the shareholders may be called at any time by the chairman of the board, if any, the president or board of directors. A special meeting of the shareholders shall be called by the secretary, or in the case of the death, absence, incapacity or refusal of secretary, by an assistant secretary or some other officer, upon application of a majority of the directors. Any such application shall state the purpose or purposes of the proposed meeting. Any such call shall state the place, date, hour, and purposes of the meeting.

     2.3. Place of Meeting. All meetings of the shareholders for the election of directors or for any other purpose shall be held at such place within or without the State of New Jersey as may be determined from time to time by the board of directors. Any adjourned session of any meeting of the shareholders shall be held at the place designated in the vote of adjournment.

     2.4. Notice of Meetings. Except as otherwise provided by law, a written notice of each meeting of shareholders stating the place, day and hour thereof and, in the case of a special meeting, the purposes for which the meeting is called, shall be given not less then ten nor more than sixty days before the meeting, to each shareholder entitled to vote thereat, and to each shareholder who, by law, by the certificate of incorporation or by these by-laws, is entitled to notice, by leaving such notice with him or at his residence or usual place of business, or by depositing it in the United States mail, postage prepaid, and addressed to such shareholder at his address as it appears in the records of the corporation. Such notice shall be given by the secretary, or by an officer or person designated by the board of directors, or in the case of a special meeting by the officer calling the meeting. As to any adjourned session of any meeting of shareholders, notice of the adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment was taken except that if after the adjournment a new record date is set for the adjourned session, notice of any such adjourned session of the meeting shall be given in the manner heretofore described. No notice of any meeting of shareholders or any adjourned session thereof need be given to a shareholder if a written waiver of notice, executed before or after the meeting or such adjourned session by such shareholder, in person or by proxy, is filed with the records of the meeting or if the shareholder attends such meeting, in person or by proxy, without objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the shareholders or any adjourned session thereof need be specified in any written waiver of notice.

     2.5. Quorum of Shareholders. At any meeting of the shareholders a quorum shall consist of a majority of the votes entitled to be cast at the meeting, except where a larger quorum is required by law, by the certificate of incorporation or by these by-laws. Any meeting may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present. if a quorum is present at an original meeting, a quorum. need not be present at an adjourned session of that meeting. Shares of its own stock belonging to the corporation or to another corporation, if a majority of the shares entitled to vote in the election, of directors of such other corporation is held, directly or indirectly, by the corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any corporation to rote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

     2.6. Action by Vote. When a quorum is present at any meeting, a plurality of the votes properly cast for election to any office shall elect to such office and a majority of the votes properly cast upon any question other than an election to an office shall decide the question, except when a larger vote is required by law, by the certificate of incorporation or by these by-laws. No ballot shall be required for any election unless requested by a shareholder present or represented at the meeting and entitled to vote in the election.

     2.7. Action without Meetings. Unless otherwise provided in the certificate of incorporation or by applicable law, any action required or permitted to be taken by shareholders for or in connection with any corporate action may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all of the holders of outstanding stock entitled to vote thereon. The writing or writings comprising such unanimous consent shall be filed with the records of the meetings of shareholders.

     Unless otherwise provided in the certificate of incorporation or by applicable law, any action required or permitted to be taken by shareholders for or in connection with any corporate action may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of that number of shares of outstanding stock which would have been entitled to cast the minimum number of votes necessary to approve the action taken at a meeting of shareholders at which all of the shareholders entitled to vote on the action were present and voting, and the provisions of N.J.S.A. ss.14A:5-6(2) are complied with.

     2.8. Proxy Representation. Every shareholder may authorize another person or persons to act for him by proxy in all matters in which a shareholder is entitled to participate, whether by waiving notice of any meeting, objecting to or voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the shareholder or by his attorney-in-fact. No proxy shall be voted or acted upon after eleven months from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable, and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. The authorization of a proxy may but need not be limited to specified action provided, however, that if a proxy limits its authorization to a meeting or meetings of shareholders, unless otherwise specifically provided, such proxy shall entitle the holder thereof to vote at any adjourned session but shall not be valid after the final adjournment thereof.

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

     2.9. Inspectors. The directors or tie person presiding at the meeting may, but need not, appoint one or more inspectors of election and any substitute inspectors to act at the meeting or any adjournment thereof. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting, the inspectors shall make a report in writing of any challenge, question or matter determined by them. and execute a certificate of any fact found by them.

     2.10. List of Shareholders. The secretary shall prepare and make, at least ten days before every meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order and showing the address of each shareholder and the number of shares registered in his name. The stock ledger shall be the only evidence as to who are shareholders entitled to examine such list or to vote in person or by proxy at such meeting.

                          Section 3. BOARD OF DIRECTORS

     3.1. Number. The number of directors which shall constitute the whole board shall not be less than one nor more than twenty-five in number. Thereafter, within the foregoing limits, the Board of Directors shall determine the number of directors and the shareholders at the annual meeting shall elect the number of directors as determined. Within the foregoing limits, the number of directors may be increased at any time or from time to time by the shareholders or by the directors by vote of a majority of the directors then in office. The number of directors may be decreased to any number permitted by the foregoing at any time either by the shareholders or by the directors by vote of a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation or removal of one or more directors. Directors need not be shareholders.

     3.2. Tenure. Except as otherwise provided by law, by the certificate of incorporation or by these by-laws, each director shall hold office until the next annual meeting and until his successor is elected and qualified, or until he sooner dies, resigns, is removed or becomes disqualified.

     3.3. Powers. The business and affairs of the corporation shall be managed by or under the direction of the board of directors who shall have and may exercise all the powers of the corporation and do all such lawful acts and things as are not by law, the certificate of incorporation or these by-laws directed or required to be exercised or done by the shareholders.

     3.4. Vacancies. Vacancies and any newly created directorships resulting from any increase in the number of directors may be filled by vote of the shareholders at a meeting called for the purpose, or by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. When one or more directors shall resign from the board, effective at a future date, a majority of the directors then in office, including those who have resigned, shall have power to fill such vacancy or vacancies, the vote or action by writing thereon to take effect when such resignation or resignations shall become effective. The directors shall have and may exercise all their powers notwithstanding the existence of one or more vacancies in their number, subject to any requirements of law or of the certificate of incorporation or of these by-laws as to the number of directors required for a quorum or for any vote or other actions.

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
     3.5. Committees. The board of directors may, by vote of a majority of the whole board, (a) designate, change the membership of or terminate the existence of any committee or committees, each committee to consist of one or more of the directors; (b) designate one or more directors as alternate members of any such committee who may replace any absent or disqualified member at any meeting of the committee; and (c) determine the extent to which each such committee shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, including the power to authorize the seal of the corporation to be affixed to all papers which require it and the power and authority to declare dividends or to authorize the issuance of stock; excepting, however, such powers which by law, by the certificate of incorporation or by these by-laws they are prohibited from so delegating. In the absence or disqualification of any member of such committee and his alternate, if any, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Except as the board of directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the board or such rules, its business shall be conducted as nearly as may be in the same manner as is provided by these by-laws for the conduct of business by the board of directors. Each committee shall keep regular minutes of its meetings and report the same to the board of directors upon request.

     3.6. Regular Meetings. Regular meetings of the board of directors may be held without call or notice at such places within or without the State of New Jersey and at such times as the board may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent directors. A regular meeting of the directors may be held without call or notice immediately after and at the same place as the annual meeting of shareholders.

     3.7. Special Meetings. Special meetings of the board of directors may be held at any time and at any place within or without the State of New Jersey designated in the notice of the meeting, when called by the chairman of the board, if any, the president, or by one-third or more in number of the directors, reasonable notice thereof being given to each director by the secretary or by the chairman of the board, if any, the president or any one of the directors calling the meeting.

     3.8. Notice. It shall be reasonable and sufficient notice to a director to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting addressed to him at his usual or last known or residence address or to give notice to him in person or by telephone twenty-four hours before the meeting. Notice of a meeting need not be given to any director if a written waiver of notice, executed by him before or after the meeting, is filed with the records of the meeting, or to any director who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him. Neither notice of a meeting nor a waiver of a notice need specify the purposes of the meeting.

     3.9. Quorum. Except as may be otherwise provided by law, by the certificate of incorporation or by these by-laws, at any meeting of the directors a majority of the directors then in office shall constitute a quorum; a quorum shall not in any case be less than one-third of the total number of directors constituting the whole board. Any meeting may be adjourned from time to by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

     3.10. Action by Vote. Except as may be otherwise provided by law, by the certificate of incorporation or by these by-laws, when a quorum is present at any meeting the vote of a majority of the directors present shall be the act of the board of directors.

     3.11. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the board of directors or a committee thereof may be taken without a meeting if all the members of the board or of such committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the records of the meetings of the board or of such committee. Such consent shall be treated for all purposes as the act of the board or of such committee, as the case may be.

     3.12. Participation in Meetings by Conference Telephone. Members of the board of directors, or any committee designated by such board, may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other or by any other means permitted by law. Such participation shall constitute presence in person at such meeting.

     3.13. Compensation. In the discretion of the board of directors, each director may be paid such fees for his services as director and be reimbursed for his reasonable expenses incurred in the performance of his duties as director as the board of directors from time to time may determine. Nothing contained in this section shall be construed to preclude any director from serving the corporation in any other capacity and receiving reasonable compensation therefor.

        3.14. Interested Directors and Officers.

     (a) No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the corporation's directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if any one of the following is true:

     (1) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

     (2) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

     (3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the, board of directors, a committee thereof, or the shareholders.

     (b) Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

                         Section 4. OFFICERS AND AGENTS

     4.1. Enumeration; Qualification. The officers of the corporation shall be a president, a treasurer, a secretary and such other officers, if any, as the board of directors from time may in its discretion elect or appoint including without limitation a chairman of the board, one or more vice presidents and a controller. The corporation may also have such agents, if any, as the board of directors from time may in its discretion choose. Any officer may be but none need be a director of shareholder. Any two or more offices may be held by the same person. Any officer may be required by the board of directors to secure the faithful performance of his duties to the corporation by giving bond in such amount and with sureties or otherwise as the board of directors may determine.

     4.2. Powers. Subject to law, to the certificate of incorporation and to the other provisions of these by-laws, each officer shall have, in addition to the duties and powers herein set forth, such duties and powers as are commonly incident to his office and such additional duties and powers as the board of directors may from time to time designate.

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     4.3.  Election.  The  officers  may be elected by the board of directors at their first meeting following the annual meeting of the shareholders or at any other time. At any time or from time to time the directors may delegate to any officer their power to elect or appoint any other officer or any agents.

     4.4. Tenure. Each officer snail hold office until the first meeting of the board of directors following the next annual meeting of the shareholders and until his respective successor is chosen and qualified unless a shorter period shall have been specified by the terms of his election or appointment, or in each case until he sooner dies, resigns, is removed or becomes disqualified. Each agent shall retain his authority at the pleasure of the directors, or the officer by whom he was appointed or by the officer who then holds agent appointive power.

     4.5. Chairman of the Board of Directors, President and Vice President. The chairman of the board, if any, shall have such duties and powers as shall be designated from time to time by the board of directors. Unless the board of directors otherwise specifies, the chairman of the board, or if there is none the chief executive officer, shall preside, or designate the person who shall preside, at all meetings of the shareholders and of the board of directors.

     Unless the board of directors otherwise specifies, the president shall be the chief executive officer and shall have direct charge of all business operations of the corporation and, subject to the control of the directors, shall have general charge and supervision of the business of the corporation.

     Any vice presidents shall have such duties and powers as shall be set forth in these by-laws or as shall be designated from time to time by the board of directors or by the president.

     4.6. Treasurer and Assistant Treasurers. The treasurer shall be the chief financial officer of the corporation and shall be in charge of its funds and valuable papers, and shall have such other duties and powers as may be designated from time to time by the board of directors or by the president. If no controller is elected, the treasurer shall also have the duties and powers of the controller

     Any assistant treasurers shall have such duties and powers as shall be designated from time to time by the board of directors, the president or the treasurer.

     4.7. Controller and Assistant Controllers. If a controller is elected, he shall be the chief accounting officer of the corporation and shall be in charge of its books of account and accounting records, and of its accounting procedures. He shall have such other duties and powers as may be designated from time to time by the board of directors, the president or the treasurer.

     Any assistant controller shall have such duties and powers as shall be designated from time to time by the board of directors, the president, the treasurer or the controller.

     4.8. Secretary and Assistant Secretaries. The secretary shall record all proceedings of the shareholders, of the board of directors and of committees of the board of directors in a book or series of books to be kept therefor and shall file therein ail actions by written consent of shareholders or directors. In the absence of the secretary from any meeting, an assistant secretary, or if there be none or he is absent, a temporary secretary chosen at the meeting, shall record the proceedings thereof. Unless a transfer agent has been appointed the secretary shall keep or cause to be kept the stock and transfer records of the corporation, which shall contain the names and record addresses of all shareholders and the number of shares registered in the name of each shareholder. He shall have such other duties and powers as may from time to time be designated by the board of directors or the president.

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     Any  assistant  secretaries  shall have such  duties and powers as shall be designated from. time to time by the board of directors, the president or the secretary.

                      Section 5. RESIGNATIONS AND REMOVALS

     5.1. Any director or officer may resign at any time by delivering his resignation in writing to the chairman of the board, if any, the president, or the secretary or to a meeting of the board of directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time, and without in either case the necessity of its being accepted unless the resignation shall so state. A director (including persons elected by directors to fill vacancies in the board) may be removed from office with or without cause by the vote of the holders of a majority of the shares issued and outstanding and entitled to vote in the election of directors. The board of directors may at any time remove any officer either with or without cause. The board of directors may at any time terminate or modify the authority of any agent. No director or officer resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the corporation) no director or officer removed shall have any right to any compensation as such director or officer for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise; unless, in the case of a resignation, the directors, or, in the case of removal, the body acting on the removal, shall in their or its discretion provide for compensation.

                              Section 6. VACANCIES

     6.1. If the office of the president or the treasurer or the secretary becomes vacant, the directors may elect a successor by vote of a majority of the directors then in office. If the office of any other officer becomes vacant, any person or body empowered to elect or appoint that officer may choose a successor. Each such successor shall hold office for the unexpired term, and in the case of the president, the treasurer and the secretary until his successor is chosen and qualified or in each case until he sooner dies, resigns, is removed or becomes disqualified. Any vacancy of a directorship shall be filled as specified in Section 3.4 of these by-laws.

                            Section 7. CAPITAL STOCK

     7.1 Stock Certificates. Each shareholder shall be entitled to a certificate stating the number and the class and the designation of the series, if any, of the shares held by him, in such form as shall, in conformity to law, the certificate of incorporation and the by-laws, be prescribed from time to time by the board of directors. Such certificate shall be signed by the chairman or vice chairman of the board, if any, or the president or a vice president and may be countersigned by the treasurer or an assistant treasurer or by the secretary or an assistant secretary. Any of or ail the signatures on the certificate may be a facsimile. 1n case an officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the time of its issue.

     7.2. Loss of Certificates. In the case of the alleged theft, loss, destruction or mutilation of a certificate of stock, a duplicate certificate may be issued in place thereof; upon such terms, including receipt of a bond sufficient to indemnify the corporation against any claim on account thereof, as the board of directors may prescribe.

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                     Section 8. TRANSFER OF SHARES OF STOCK

     8.1. Transfer on Books. Subject to the restrictions, if any, stated or noted on the stock certificate, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate therefor properly endorsed or accompanied by a written assignment and power of attorney properly executed, with necessary transfer stamps affixed, and with such proof of the authenticity of signature as the board of directors or the transfer agent of the corporation may reasonably require. Except as may be otherwise required by law, by the certificate of incorporation or by these by-laws, the corporation shall be entitled to treat the record holder of stock as shown. on its books as the owner of such stock for all purposes, including the payment of dividends and the right to receive notice and to vote or to give any consent with respect thereto, regardless of any transfer, pledge or other disposition of such stock until the shares have been properly transferred on the books of the corporation.

     It shall be the duty of each shareholder to notify the corporation of his post office address.

     8.2. Record Date and Closing Transfer Books. In order that the corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment any dividend or other distribution or allotment of any rights, or entitled exercise any rights in respect of any change, conversion or exchange of stock of for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days or such longer period as may be required by law) before the date of such meeting nor more than sixty days prior to any other action.

         If no record date is fixed:

     (a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

     (b) The record date for determining shareholders entitled to express consent to corporate action in writing without a meeting, when, no prior action by the board of directors is necessary, shall be the day or which the first written consent is expressed.

     (c) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

     A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

                            Section 9. CORPORATE SEAL

     9.1. Subject to alteration by the directors, the seal of the corporation shall consist of a flat-faced circular die with the word "New Jersey" and the name of the corporation cut or engraved thereon, together with such other words, dates or images as may be approved from. time to time by the directors.

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                         Section 10. EXECUTION OF PAPERS

     10.1 Except as the board of directors may generally or in particular cases authorize the execution thereof in some other manner, all deeds, leases, transfers, contracts, bonds, notes, checks, drafts or other obligations made, accepted or endorsed by the corporation shall be signed by the chairman of the board, if any, the president, a vice president or the treasurer.

                             Section 11. FISCAL YEAR

     11.1. The fiscal year of the corporation shall be determined from time to time by the board of directors.

                           Section 12. INDEMNIFICATION

     12.1. Indemnification of Directors and Officers. The corporation shall, to the fullest extent permitted by applicable law, indemnify any person (and the heirs, executors and administrators thereof) who was or is made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative or investigative, whether involving any actual or alleged breach of duty, neglect or error, any accountability, or any actual or alleged misstatement, misleading statement or other act or omission and whether brought or threatened in any court or administrative or legislative body or agency, including an action by or in the right of the corporation to procure a judgment in its favor and an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation is serving or has served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation, or is serving or has served such other corporation partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity against judgments, fines, amounts paid in settlement, and costs, charges and expenses, including attorneys' fees, incurred therein or in any appeal thereof.

     12 .2 Indemnification of Others. The Corporation shall indemnify other persons and reimburse the expenses thereof, to the extent required by applicable law, and may indemnify any other person, to whom the Corporation is permitted to provide indemnification or the advancement of expenses, whether pursuant to rights granted pursuant to, or provided by, the New Jersey Business Corporation Act or otherwise.

     12.3. Advances or Reimbursement of Expenses. The corporation shall, from time to time, reimburse or advance to any person referred to in Section 12.1 the funds necessary for payment of expenses, including attorneys' fees, incurred in connection with any action, suit or proceeding referred to in Section 12.1, upon receipt of a written undertaking by or on behalf of such person to repay such amount(s) if a judgment or other final adjudication adverse to the director or officer establishes that his acts or omissions (i) constitute a breach of his duty of loyalty to the corporation or its shareholders, (ii) were not in good faith, (iii) involved a knowing violation of law, (iv) resulted in his receiving an improper personal benefit, or (v) were otherwise of such a character that New Jersey law would require that such amount(s) be repaid.

     12.4. Service of Certain Entities Deemed Requested. Any director or officer of the corporation serving (i) another corporation, of which a majority of the shares entitled to vote in the election of its directors is held by the corporation, or (ii) any employee benefit plan of the corporation or any corporation referred in clause (i), in any capacity shall be deemed to be doing so at the request of the Corporation.

     12.5. Interpretation. Any person entitled to be indemnified or to the reimbursement or advancement of expenses as a matter of right pursuant to this Article may elect to have the right to indemnification (or advancement of expense) interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the action, suit or proceeding, to the extent permitted by applicable law, or on the basis of the applicable law in effect at the time indemnification is sought.

     12.6. Indemnification Right. The right to be indemnified or to the reimbursement or advancement of expenses pursuant to this Article (i) is a contract right pursuant to which the person entitled thereto may bring suit as if the provisions hereof were set forth in a separate written contract between the corporation and the director or officer, (ii) is intended to be retroactive and shall be available with respect to events occurring prior to the adoption hereof, (iii) shall continue to exist after any elimination of or amendment to this Article 12 hereof with respect to events occurring prior thereto, and (iv) and shall not be deemed exclusive of any other rights to which any person claiming indemnification hereunder may be entitled.

     12.7. Indemnification Claims. If a request to be indemnified or for the reimbursement or advancement of expenses pursuant hereto is not paid in full by the corporation within thirty days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled also to be paid the expenses of prosecuting such claim. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstances, nor an actual determination by the corporation (including its Board of Directors independent legal counsel, or its shareholders) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the claimant is not so entitled.

                             Section 13. AMENDMENTS

     13.1. These by-laws may be adopted, amended or repealed by vote of a majority of the directors then in office or by vote of a majority of the stock outstanding and entitled to vote. Any by-law, whether adopted, amended or repealed by the shareholders or directors, may be amended or reinstated by the shareholders or the directors.

                                                                       Exhibit 4

             INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY



   No. __                         BCB BANCORP, INC.        _____ Shares

                          FULLY PAID AND NON-ASSESSABLE
                             NO PAR VALUE PER SHARE


                                                              CUSIP 055298 10 3





THIS CERTIFIES that                                             is the owner of



                             SHARES OF COMMON STOCK

                                BCB Bancorp, Inc.
                            a New Jersey corporation


     The shares evidenced by this certificate are transferable only on the books of BCB Bancorp, Inc. by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. The capital stock evidenced hereby is not an account of an insurable type and is not insured by the Federal Deposit Insurance Corporation or any other Federal or state governmental agency.

     IN WITNESS WHEREOF, BCB Bancorp, Inc. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its seal to be hereunto affixed.

         DATED:



By                                   [SEAL]        By
    ------------------------                           -------------------------
    Olivia Klim                                            Donald Mindiak
    Corporate Secretary                                    President and Chief
                                                           Executive Officer

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

 TEN COM  - as tenants in common          UNIF GIFT MIN ACT  -
                                          Custodian __________   __________
                                                     (Cust)        (Minor)
 TEN ENT  - as tenants by the entireties
                                               Under Uniform Gifts to Minors Act
 JT TEN   - as joint tenants with right
            of survivorship and not as
            tenants in common                  ---------------------------------
                                                       (State)

Additional abbreviations may also be used though not in the above list

For value received,                        hereby sell, assign and transfer unto
                   -----------------------


PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER



____________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)


__________________________________________________  Shares of the  Common  Stock
represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________
Attorney to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated,
       -----------------------------

In the presence of                             Signature:

--------------------------------               --------------------------------


NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.


     The signature(s) of the assignor(s) must be guaranteed hereon by a participant in either the Securities Transfer Agent's Medallion Program (STAMP), the Stock Exchange Medallion (SEMP), or the New York Stock Exchange Medallion Program (MSP).

                                       2